UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2012

Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Pursuant to ASC 205-20, “Presentation of Financial Statements — Discontinued Operations”, certain assets of Health Care REIT, Inc. (the “Company”) are now classified as discontinued operations due to their sale during the three months ended March 31, 2012 or their classification as held for sale at March 31, 2012. As a result, the Company is reclassifying in this Current Report its operations, including rental income, interest expense and provision for depreciation and amortization related to those assets for prior periods. The application of ASC 205-20 had no effect on net income attributable to common stockholders for any period presented therein.

This Current Report also includes changes we have made to address certain comments received from the Securities and Exchange Commission regarding our Form 10-K for the year ended December 31, 2011. Those changes include (i) removing a non-GAAP income statement containing our pro rata net income from joint venture investments; (ii) adding disclosure regarding same store cash net operating income; (iii) defining property operating expenses and general and administrative expenses; and (iv) revising the reconciliation of net operating income in “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” and adding a reconciliation of net operating income in Note 17 to the consolidated financial statements.

As a result of the changes mentioned above, the Company is updating portions of “Item 6 - Selected Financial Data,” “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 - Financial Statements and Supplementary Data.” All other information contained in the Form 10-K for the year ended December 31, 2011 and the other portions of Items 6, 7 and 8 have not been updated or modified (with the exception of certain minor changes to Items 7 and 8 to reflect proper cross-references). For more recent information regarding the Company, please see the Company’s Quarterly Report on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since February 17, 2012. Additionally, the Company is including, for information purposes, Financial Statement Schedules III and IV, which are unchanged from Item 15 of the Form 10-K for the year ended December 31, 2011. The foregoing items are attached as Exhibit 99.1 to this Current Report.

Item 9.01  Financial Statements and Exhibits.

 (d) Exhibits.

23	Consent of Ernst & Young LLP, independent registered public accounting firm
99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements and Supplementary Data
Schedule III
Schedule IV

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:  /s/ GEORGE L. CHAPMAN

George L. Chapman

Its:  Chairman of the Board, Chief Executive Officer and President

Dated: May 10, 2012